SSgA FUNDS

SUPPLEMENT DATED OCTOBER 10, 2007

TO THE

SSgA YIELD PLUS FUND

PROSPECTUS DATED DECEMBER 18, 2O06

(AS SUPPLEMENTED THROUGH SEPTEMBER 17, 2007)

The Prospectus section entitled “Fees and Expenses of the Funds” is hereby amended with respect to the Yield Plus Fund as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Yield Plus Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

Management Fee(1)	.25%
Distribution and Service (12b-1) Fees(2)	.19%
Other Expenses	.15%
Total Annual Fund Operating Expenses	.59%
Less Contractual Management Fee Waiver and Reimbursement	(.09)%
Net Annual Fund Operating Expenses	.50%

(1) The Advisor has contractually agreed to waive up to the full amount of the Management Fee and to reimburse the Yield Plus Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .50% of average daily net assets on an annual basis until December 31, 2008.

(2) The stated fee includes .09% for 12b-1 Distribution and .10% for 12b-1 Shareholder Servicing Fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$51	$180	$320	$729

Investors purchasing Fund shares through a financial intermediary, such as a bank, broker-dealer, financial advisor or other financial institution (referred to individually as an “Intermediary” or collectively as “Intermediaries”) may also be required to pay additional fees for services provided by the Intermediary. Such investors should contact the Intermediary for information concerning what additional fees, if any, will be charged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE